UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2026

AI Technology Group, Inc
(Exact name of registrant as specified in its charter)

Nevada	000-1289047	20-1044677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 W. Liberty St., Suite 880, Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 800.394.7440

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Section 8 - Other Events

Item 8.01 Other Events

January 12, 2026, the Registrant and AVM Biotechnology, Inc. (“AVM”) issued a joint press release regarding the Registrant’s funding efforts and certain information regarding AVM.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 12, 2026

Exhibit 101	Cover Page Data File (embedded within the Inline XBRL document)

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Information in the press release relating to the Registrant and AVM has been furnished separately by each party on its own behalf.  Neither Registrant nor AVM make any representation as to information regarding each other.

This Currant report on Form 8-K  contains forward‑looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including, without limitation, statements regarding: the proposed acquisition of AVM Biotechnology Inc. (including the structure, timing and likelihood of closing); anticipated financing transactions (including the private financing of at least $14 million at $2.50 per share or share equivalent and any future tranches); regulatory interactions and approvals; clinical development plans, timing, enrollment, data read‑outs and potential outcomes for AVM0703; manufacturing, supply, intellectual property, commercialization, market opportunity, integration and other future events or performance. Forward‑looking statements are often identified by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” and similar expressions, and variations or negatives of these words.

These statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially, including, among others: risks that the acquisition may not close on the expected terms or timing, or at all; failure to satisfy closing conditions, obtain required approvals, or successfully integrate AVM; the ability to raise capital on acceptable terms (including the referenced private financing) and potential dilution; dependence on third parties for manufacturing, supply, and clinical operations safety, tolerability, and efficacy of investigational product candidates, the initiation, design, timing, enrollment and completion of clinical trials, and the availability, timing and outcomes of regulatory interactions and decisions (including by the U.S. FDA and other authorities); protection, validity and enforcement of intellectual property and freedom‑to‑operate; changes in laws and regulations; competition; reimbursement and market acceptance; macroeconomic, geopolitical and industry conditions; litigation and other risks described in the Company’s filings with the SEC. Expanded/Compassionate Access observations described herein are real‑world, uncontrolled observations and are not a substitute for randomized clinical trials; individual results vary.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI Technology Group, Inc.

Date: January 14, 2026	By:	/s/ Marcus Johnson
Marcus Johnsoni, President

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